Exhibit 99.1


         Concord Camera Corp. Announces Closing of Stock Transfer Books

May 1, 2009 (Hollywood, FL) - Concord Camera Corp. (the "Company") (PNK:LENS.PK) announced today that its stock transfer books will be closed at the close of business on May 11, 2009 and no transfers of its common stock will be recorded after that time.

As previously announced, the Company's shareholders approved the dissolution and liquidation of the Company (the "Plan of Liquidation") at the Annual Meeting of Shareholders on December 18, 2008. Pursuant to the Plan of Liquidation, the Company's stock transfer books are to be closed following the Company's filing of a Certificate of Dissolution with the State of New Jersey. The Company's Certificate of Dissolution was filed with the State of New Jersey on April 23, 2009.

Future liquidating distributions, if any, will be made only to shareholders of record at the close of business on May 11, 2009. The timing and amounts of any future distributions will be determined by the Company's Board of Directors in accordance with the Plan of Liquidation. The Company intends to cease filing periodic reports, such as Forms 10-K and 10-Q, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934. The Company intends to continue to disclose material events by filing periodic reports on Form 8-K.

Cautionary Statement About Forward Looking Statements

The statements contained in this press release that are not historical facts are "forward looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995), which can be identified by the use of forward-looking terminology such as: "estimates," "projects," "anticipates," "expects," "intends," "believes," "plans," "forecasts" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The Company's actual results could differ materially from those anticipated in such forward-looking statements as a result of certain factors, including the parties' ability to sell and monetize or otherwise dispose of its non-cash assets in a timely manner or at all and the Company's ability to settle or otherwise resolve its liabilities and obligations, including contingent liabilities, with its creditors.

For a discussion of some additional factors that could cause actual results to differ, see the risks discussed under "Risk Factors" and the disclosures in the Company's Annual Report on Form 10-K for the fiscal year ended June 28, 2008 and subsequently filed reports and in "Certain Risks Related to the Dissolution and the Plan of Liquidation" and the disclosures in the Definitive Proxy Statement for the 2008 Annual Shareholders' Meeting filed with the Securities and Exchange Commission on November 7, 2008. We wish to caution the reader that these forward-looking statements, including, without limitation, statements regarding the dissolution and liquidation of the Company pursuant to the terms of the Plan of Liquidation, the timing of the closing of the stock transfer books and the recording of transfers of common stock thereafter, the amount of any liquidating distributions, the timing of any liquidating distributions, and other statements contained in this press release regarding matters that are not historical facts, are only estimates or predictions. No assurance can be given that future results will be achieved.

Actual events or results may differ materially as a result of risks facing us or actual results differing from the assumptions underlying such statements. Any forward-looking statements contained in this press release represent our estimates only as of the date of this press release, or as of such earlier dates as are indicated herein, and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements at some point in the future, unless required by applicable law, we specifically disclaim any obligation to do so, even if our estimates change.